EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS SECOND QUARTER 2018 FINANCIAL RESULTS

•	Subscription revenue up 64% year-over-year.

•	Total revenue up 17% year-over-year.

•	Free cash flow improvement of $4.9 million year-over-year.

HOUSTON – July 26, 2018 — PROS Holdings, Inc. (NYSE: PRO), a cloud software company powering the shift to modern commerce, today announced financial results for the second quarter ended June 30, 2018.

CEO Andres Reiner stated, “I’m really pleased with the velocity that we are driving in our business. In the first half of the year, we increased our deal volume by 32%. We are in a great position to continue our growth trajectory since our solutions sit squarely at the cross section of two defining business trends of our time: digital transformation and AI. Our strong momentum and large market opportunity contributed to our Q2 beat and gives us confidence to improve our growth outlook for the year.”

Second Quarter 2018 Financial Highlights

Key financial results for the second quarter 2018 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q2 2018	Q2 2017	% Change	Q2 2018	Q2 2017	% Change
Revenue:
Total Revenue	47.4	40.4	17%	n/a	n/a	n/a
Subscription Revenue	22.0	13.4	64%	n/a	n/a	n/a
Subscription and Maintenance Revenue	38.3	30.6	25%	n/a	n/a	n/a
Profitability:
Gross Profit	28.7	24.3	18%	30.3	25.3	20%
Operating Loss	(13.0)	(16.7)	nm	(5.6)	(10.1)	nm
Net Loss	(16.8)	(19.5)	nm	(5.2)	(7.0)	nm
Net Loss Per Share	(0.52)	(0.62)	nm	(0.16)	(0.22)	nm
Adjusted EBITDA	n/a	n/a	n/a	(5.4)	(9.5)	nm
Cash:
Net Cash Used in Operating Activities	(3.6)	(9.1)	nm	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	(5.2)	(10.1)	nm

The attached tables provide a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•
Hosted PROS Outperform 2018 global customer conference, the premiere conference for companies powering their digital transformation, where PROS unveiled plans to extend solution capabilities to fully integrate with leading eCommerce platforms, including Salesforce CloudCraze and SAP Hybris.

•
Announced a partnership with SAP Hybris to integrate PROS shopping and merchandising solutions with SAP’s omnichannel commerce solution to deliver a best-of-breed digital selling solution to the airline industry.

•
Showcased PROS manufacturing solutions in the Microsoft booth at Hannover Messe 2018, the world’s leading exhibition for industrial technology with more than 200,000 professionals in attendance, representing virtually every aspect of manufacturing.

•
Joined forces with YRC Freight at the SMC[3] Connections Conference to share best practices related to leveraging predictive analytics in the logistics industry in a panel titled “Strategic Analytics: Maximizing Data and Information Value.”

•
Awarded twelve prominent speaking positions to share PROS science and research thought leadership at prestigious conferences, including the 29th Annual Production and Operations Management Society (POMS) Conference, the 2018 INFORMS Revenue Management and Pricing Conference, and the Professional Pricing Society 29th Annual Spring Pricing Workshops and Conference.

•
Appointed Michael Wu, Ph.D., one of the world’s premier authorities, thought leaders and authors on artificial intelligence, data science and the digital experience, as Chief Artificial Intelligence Strategist.

Financial Outlook

PROS anticipates the following for the third quarter and full year 2018 based on an estimated 32.8 million and 32.6 million, respectively, basic weighted average shares outstanding and a 22% non-GAAP estimated tax rate:

	Q3 2018 Guidance	v. Q3 2017 at Mid-Point	Full Year 2018 Guidance	v. Prior Year at Mid-Point
Total Revenue	$47.5 to $48.5	14%	$192.0 to $194.0	14%
Subscription Revenue	$23.0 to $23.5	47%	$91.5 to $92.5	52%
ARR	n/a	n/a	$187.0 to $190.0	17%
Non-GAAP Loss Per Share	$(0.20) to $(0.18)	nm	n/a	n/a
Adjusted EBITDA	$(7.0) to $(6.0)	$2.7	$(26.0) to $(24.0)	$8.7
Free Cash Flow	n/a	n/a	$(5.0) to $(2.0)	$26.0
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, July 26, 2018, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live webcast of the conference call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, August 9, 2018, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13680874. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s website at www.pros.com.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a cloud software company powering the shift to modern commerce by helping companies create personalized and frictionless buying experiences for their customers. Fueled by dynamic pricing science and machine learning, PROS solutions make it possible for companies to price, configure and sell their products and services in an omni-channel environment with speed, precision and consistency. Our customers, who are leaders in their markets, benefit from decades of data science expertise infused into our industry solutions. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements, including statements about our future financial performance; positioning; management's confidence and optimism; customer successes; demand for enterprise revenue, profit realization and modern commerce software solutions; business expansion; business predictability; ARR; revenue; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a)

our ability to execute on our cloud strategy, (b) reduced revenue and cash flow resulting from our transition to a cloud strategy, (c) threats to the security of our or our customer’s data, (d) potential business or service disruptions from our third party data centers, cloud platform providers or other unrelated service providers, (e) market acceptance of our new products and product enhancements, (f) the risk that the markets for our software do not grow as anticipated, (g) the length of our sales cycles, (h) the risk that we will not be able to maintain historical maintenance, support and subscription renewal rates, (i) competition from vendors of sales, pricing, revenue management and configure-price-quote solutions as well as from companies internally developing their own solutions, (j) potential unauthorized or improper actions of our personnel, (k) the risk that acquisitions we have and may enter into in the future may be difficult to integrate, fail to achieve our objectives, disrupt our business, dilute stockholder value or divert management attention, (l) any downturn in sales to our target markets, (m) potential delays or other challenges related to the implementation of our solutions, (n) the difficulties of making accurate estimates necessary to complete a project and recognize revenue, (o) personnel risks associated with growing a business generally, (p) the impact that a slowdown in the world or any particular economy has on our business sales cycles, prospects’ and customers’ spending decisions, timing of implementation decisions, payment and renewal decision, (q) our debt repayment obligations, (r) the impact of currency fluctuations on our results of operations, and (s) civil and political unrest in geographic regions in which we operate. Additional information relating to the uncertainty affecting PROS’ business is contained in our filings with the Securities and Exchange Commission. These forward-looking statements represent PROS’ expectations as of the date of this press release. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow, tax rate, net income (loss) and diluted earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud-first transition.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow and non-GAAP tax rates (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of stock-based compensation, amortization of acquisition-related intangibles, acquisition-related expenses, amortization of debt discount and issuance costs, and related taxes. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:

•
Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, integration costs and other one-time direct costs associated with our acquisitions, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less additions to property, plant and equipment, purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Shannon Tatz
713-335-5932
ir@pros.com

Media Contact:
PROS Public Relations
Yvonne Donaldson
713-335-5310
ydonaldson@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2018	December 31, 2017
Assets:
Current assets:
Cash and cash equivalents	$141,867	$160,505
Trade and other receivables, net of allowance of $983 and $760, respectively	39,349	32,484
Deferred costs	3,053	3,137
Prepaid and other current assets	5,518	5,930
Total current assets	189,787	202,056
Property and equipment, net	14,856	14,007
Long-term deferred costs	10,966	3,194
Intangibles, net	22,921	26,929
Goodwill	38,443	38,458
Other long-term assets	4,467	4,039
Total assets	$281,440	$288,683
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$4,725	$2,976
Accrued liabilities	8,828	6,733
Accrued payroll and other employee benefits	12,392	16,712
Deferred revenue	89,270	75,604
Total current liabilities	115,215	102,025
Long-term deferred revenue	14,957	19,591
Convertible debt, net	219,108	213,203
Other long-term liabilities	819	843
Total liabilities	350,099	335,662
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 37,128,924 and 36,356,760 shares issued, respectively; 32,711,339 and 31,939,175 shares outstanding, respectively	37	36
Additional paid-in capital	212,481	207,924
Treasury stock, 4,417,585 common shares, at cost	(13,938)	(13,938)
Accumulated deficit	(264,161)	(238,185)
Accumulated other comprehensive loss	(3,078)	(2,816)
Total stockholders’ equity	(68,659)	(46,979)
Total liabilities and stockholders’ equity	$281,440	$288,683

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue:
Subscription	$22,038	$13,434	$42,988	$25,648
Maintenance and support	16,225	17,132	32,799	35,208
Total subscription, maintenance and support	38,263	30,566	75,787	60,856
License	695	1,090	1,761	3,280
Services	8,468	8,750	17,788	16,399
Total revenue	47,426	40,406	95,336	80,535
Cost of revenue:
Subscription	8,491	5,800	17,255	11,737
Maintenance and support	2,953	2,881	5,910	6,027
Total cost of subscription, maintenance and support	11,444	8,681	23,165	17,764
License	64	72	137	137
Services	7,216	7,333	14,943	14,794
Total cost of revenue	18,724	16,086	38,245	32,695
Gross profit	28,702	24,320	57,091	47,840
Operating expenses:
Selling and marketing	18,590	17,172	36,158	33,645
General and administrative	10,145	9,782	20,834	20,190
Research and development	12,960	14,076	27,744	28,383
Acquisition-related	—	—	95	—
Loss from operations	(12,993)	(16,710)	(27,740)	(34,378)
Convertible debt interest and amortization	(4,226)	(2,590)	(8,405)	(4,984)
Other income (expense), net	244	(64)	446	(32)
Loss before income tax (benefit) provision	(16,975)	(19,364)	(35,699)	(39,394)
Income tax (benefit) provision	(131)	149	1	326
Net loss	$(16,844)	$(19,513)	$(35,700)	$(39,720)

Net loss per share:
Basic and diluted	$(0.52)	$(0.62)	$(1.10)	$(1.27)
Weighted average number of shares:
Basic and diluted	32,651	31,615	32,514	31,357

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Operating activities:
Net loss	$(16,844)	$(19,513)	$(35,700)	$(39,720)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,256	1,972	6,620	4,005
Amortization of debt discount and issuance costs	2,988	1,835	5,929	3,510
Share-based compensation	5,462	5,932	11,398	12,094
Deferred income tax, net	(252)	—	(252)	33
Provision for doubtful accounts	215	—	215	—
Loss on disposal of assets	2	—	37	—
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(10,556)	(406)	(7,102)	137
Deferred costs	(880)	—	(642)	—
Prepaid expenses and other assets	1,513	(315)	(62)	(981)
Accounts payable and other liabilities	1,039	(793)	1,729	2,838
Accrued liabilities	3,529	(147)	2,114	287
Accrued payroll and other employee benefits	3,854	2,356	(4,327)	(8,601)
Deferred revenue	3,096	(37)	11,733	5,089
Net cash used in operating activities	(3,578)	(9,116)	(8,310)	(21,309)
Investing activities:
Purchases of property and equipment	(409)	(211)	(1,187)	(695)
Capitalized internal-use software development costs	(1,168)	(736)	(2,484)	(1,308)
Proceeds from maturities of short-term investments	—	—	—	9,983
Net cash (used in) provided by investing activities	(1,577)	(947)	(3,671)	7,980
Financing activities:
Exercise of stock options	326	3,078	1,201	5,276
Proceeds from employee stock plans	—	—	834	776
Tax withholding related to net share settlement of stock awards	(1,713)	(89)	(8,968)	(5,754)
Payments of notes payable	3	(105)	(55)	(155)
Debt issuance costs related to Revolver	—	—	—	(125)
Proceeds from issuance of convertible debt, net	—	93,500	—	93,500
Net cash (used in) provided by financing activities	(1,384)	96,384	(6,988)	93,518
Effect of foreign currency rates on cash	260	(220)	331	(259)
Net change in cash and cash equivalents	(6,279)	86,101	(18,638)	79,930
Cash and cash equivalents:
Beginning of period	148,146	111,868	160,505	118,039
End of period	$141,867	$197,969	$141,867	$197,969

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended June 30,		Quarter over Quarter	Six Months Ended June 30,		Year over Year
	2018	2017	% change	2018	2017	% change
GAAP gross profit	$28,702	$24,320	18%	$57,091	$47,840	19%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,181	485		2,422	962
Share-based compensation	398	515		880	1,090
Non-GAAP gross profit	$30,281	$25,320	20%	$60,393	$49,892	21%

Non-GAAP gross margin	63.8%	62.7%		63.3%	62.0%

GAAP loss from operations	$(12,993)	$(16,710)	(22)%	$(27,740)	$(34,378)	(19)%
Non-GAAP adjustments:
Acquisition-related expenses	—	—		95	—
Amortization of acquisition-related intangibles	1,897	680		3,912	1,349
Share-based compensation	5,462	5,932		11,398	12,094
Total Non-GAAP adjustments	7,359	6,612		15,405	13,443
Non-GAAP loss from operations	$(5,634)	$(10,098)	(44)%	$(12,335)	$(20,935)	(41)%

Non-GAAP loss from operations % of total revenue	(11.9)%	(25.0)%		(12.9)%	(26.0)%

GAAP net loss	$(16,844)	$(19,513)	(14)%	$(35,700)	$(39,720)	(10)%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	7,359	6,612		15,405	13,443
Amortization of debt discount and issuance costs	2,976	1,818		5,905	3,493
Tax impact related to non-GAAP adjustments	1,330	4,084		3,167	8,410
Non-GAAP net loss	$(5,179)	$(6,999)	(26)%	$(11,223)	$(14,374)	(22)%

Non-GAAP diluted loss per share	$(0.16)	$(0.22)		$(0.35)	$(0.46)

Shares used in computing non-GAAP loss per share	32,651	31,615		32,514	31,357

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Cost of Subscription Items
Amortization of acquisition-related intangibles	997	317	2,050	630
Share-based compensation	35	51	88	129
Total cost of subscription items	$1,032	$368	$2,138	$759

Cost of Maintenance Items
Amortization of acquisition-related intangibles	172	158	349	312
Share-based compensation	54	84	132	173
Total cost of maintenance items	$226	$242	$481	$485

Cost of License Items
Amortization of acquisition-related intangibles	12	10	23	20
Total cost of license items	$12	$10	$23	$20

Cost of Services Items
Share-based compensation	309	380	660	788
Total cost of services items	$309	$380	$660	$788

Sales and Marketing Items
Amortization of acquisition-related intangibles	716	195	1,490	387
Share-based compensation	1,284	1,131	2,568	2,404
Total sales and marketing items	$2,000	$1,326	$4,058	$2,791

General and Administrative Items
Share-based compensation	2,688	2,880	5,567	5,682
Total general and administrative items	$2,688	$2,880	$5,567	$5,682

Research and Development Items
Share-based compensation	1,092	1,406	2,383	2,918
Total research and development items	$1,092	$1,406	$2,383	$2,918

Acquisition-related expenses	$—	$—	$95	$—

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Adjusted EBITDA
GAAP Loss from Operations	$(12,993)	$(16,710)	$(27,740)	$(34,378)
Acquisition-related expenses	—	—	95	—
Amortization of acquisition-related intangibles	1,897	680	3,912	1,349
Share-based compensation	5,462	5,932	11,398	12,094
Depreciation	1,359	1,292	2,708	2,656
Capitalized internal-use software development costs	(1,168)	(736)	(2,484)	(1,308)
Adjusted EBITDA	$(5,443)	$(9,542)	$(12,111)	$(19,587)

Free Cash Flow
Net cash used in operating activities	$(3,578)	$(9,116)	$(8,310)	$(21,309)
Purchase of property and equipment	(409)	(211)	(1,187)	(695)
Capitalized internal-use software development costs	(1,168)	(736)	(2,484)	(1,308)
Free Cash Flow	$(5,155)	$(10,063)	$(11,981)	$(23,312)

Guidance	Q3 2018 Guidance		Full Year 2018 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(14,600)	$(13,600)	$(56,300)	$(54,300)
Amortization of acquisition-related intangibles	1,900	1,900	7,500	7,500
Share-based compensation	5,500	5,500	22,100	22,100
Depreciation	1,300	1,300	5,300	5,300
Capitalized internal-use software development costs	(1,100)	(1,100)	(4,600)	(4,600)
Adjusted EBITDA	$(7,000)	$(6,000)	$(26,000)	$(24,000)